SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 19, 2004

DAOU SYSTEMS, INC.

(Exact name of issuer as specified in charter)

DELAWARE	000-22073	33-0284454
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

412 Creamery Way, Suite 300

Exton, Pennsylvania 19341

(Address of principal executive offices)

(610) 594-2700

(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

On July 19, 2004, Daou Systems, Inc. issued a press release (see Exhibit 99 below) announcing the resignation of Daniel J. Malcolm as President and Chief Executive Officer. Vincent K. Roach, Executive Vice President has been named President and Chief Executive Officer, effective immediately.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

99	Press release dated July 19, 2004 of Daou Systems, Inc.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAOU SYSTEMS, INC.

Date: July 19, 2004	By:	/s/ John A. Roberts
John A. Roberts
Chief Financial Officer